Consolidated Statements of Cash Flows (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Assets and liabilities of subsidiaries consolidated as of acquisition date:
Working capital (other than cash and cash equivalents)	$ 1,656	$ 2,889	$ 9,631
Property and equipment	(2,929)	(547)	(1,332)
Goodwill and intangible assets	(98,194)	(63,819)	(148,085)
Operating lease right-of-use assets	(1,001)
Other long-term assets	(50)	(103)	(125)
Liabilities to banks and others	5,551	38	281
Long-term liabilities	2,180	421
Operating lease liabilities	1,109
Deferred tax liability, net	7,407	5,590	17,911
Liability to formerly shareholders	1,060	2,053
Deferred payments and contingent consideration	19,965	3,582	2,616
Non-controlling interests at acquisition date	5,906	827
Total	$ (57,340)	$ (49,069)	$ (119,103)